Exhibit 10.39

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ADDENDUM
COLLABORATIVE SECURITY REMOTE MANAGEMENT SERVICE MARKET TRIAL
This Addendum (“Addendum”) to the Systems Integrator Agreement (“Agreement”) by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and INX, Inc. (“Integrator”), a Delaware corporation having its principal place of business at 1955 Lakeway Drive, Suite 220, Lewisville, TX 75057 is entered into as of the date last written below (the “Effective Date”).
WHEREAS, Cisco and Integrator have previously entered into the Agreement, as amended, dated November 13, 2001; and
NOW WHEREFORE, the parties hereto agree as follows:
1)	The attached Exhibit is hereby added to the Agreement as Exhibit D, Cisco Collaborative Security Remote Management Service Market Trial (“Market Trial”) Support Exhibit — US Only.

2)	All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.		INX, INC.

BY:	/s/ Ted Hull	BY:	/s/ Paul Klotz

(Authorized Signature)		(Authorized Signature)

NAME:	Ted Hull	NAME:	Paul Klotz

TITLE:	VP - CSF	TITLE:	VP, Operations

DATE:	1/24/2008	DATE:	12/13/07

Cisco Collaborative Security Remote Management Service Market Trial

EXHIBIT D
Cisco Collaborative Security Remote Management Service Market Trial (“Market Trial”) Support Exhibit-
US Only
This Cisco Collaborative Security Remote Management Service Market Trial Support Exhibit — US Only (hereinafter, the “Market Trial”) is part of the Addendum to the Systems Integrator Agreement between Cisco and Authorized Channel governing the direct or indirect purchase by Integrator of Products and/or Services and the Resale thereof (“Agreement”). This Exhibit becomes effective on the date the Addendum takes effect (the “Effective Date”).
This Exhibit is comprised of the following terms and Attachments, which are expressly incorporated and made a part of this Exhibit:
•	Appendix A: Definitions

•	Appendix B: End User Consent and Obligations

•	Appendix C: Cisco Collaborative Security Remote Management Service Description
All capitalized words shall have the meaning ascribed to them in Appendix A (“Definitions”) or as defined in the Agreement. All the terms and conditions of the Agreement apply to this Exhibit; if there is a conflict between the Agreement and this Exhibit, this Exhibit shall take precedence over the Agreement with regard to the subject matter described herein.
In consideration of the mutual covenants and promises herein, the parties agree as follows:
SCOPE OF THE MARKET TRIAL
During the Term of this Market Trial, Cisco will provide a Market Trial web portal, security incident monitoring, emerging security threat monitoring, remediation procedures and escalation support to Authorized Channel that Authorized Channel will use to provide a service solution to End User(s). Under this Market Trial, an Authorized Channel agrees to give Feedback to Cisco. This Exhibit describes: (i) the terms and conditions per which Authorized Channel is authorized on a non-exclusive basis to deliver the Services by Cisco; (ii) Cisco’s support to Authorized Channel under the Market Trial; and (iii) the contract model under which Cisco delivers Services in the identified Territory. Authorized Channel is entitled to use such Services solely on the basis that such Services are included as a part of Authorized Channel’s overall service solution offering to End Users. At all times, Cisco shall perform the Services as Authorized Channel’s subcontractor. In no event shall Authorized Channel be deemed to be Cisco’s agent.
Authorized Channel’s participation in this Market Trial shall in no way be construed to create any obligation on the part of Cisco to: (a) offer these Services beyond the Term; or (b) extend the period of the Market Trial beyond the Term.
Authorized Channel understands and acknowledges that:
(a)	this Market Trial will terminate if/when Cisco make the Cisco Collaborative Security Remote Management Service generally available for sale and

(b)	any generally available Cisco Collaborative Security Remote Management Service offering may be sold under terms that are materially different from the terms of the Market Trial; and

(c)	Authorized Channel may elect at any time to stop participating in the Market Trial by providing at least thirty (30) days’ prior written notice to Cisco.
ORDERING
Authorized Channel will identify in a spreadsheet the required End User setup info needed to initiate the performance of services under this Market Trial.
CISCO’S RESPONSIBILITIES
Cisco will use commercially reasonable efforts to perform its responsibilities described in the Service Description shown in Appendix C.
AUTHORIZED CHANNEL’S RESPONSIBILITIES
In addition to performance of its responsibilities shown in Appendix C, Authorized Channel also agrees to the following:
Cisco Collaborative Security Remote Management Service Market Trial

•	Authorized Channel agrees to identify to End User(s) that the service solution that the End User is receiving from Authorized Channel includes certain identified Cisco services elements for which Authorized Channel has contracted Cisco to provide under the Market Trial.

•	Authorized Channel agrees that it does not retain any intellectual property or other ownership rights to the Feedback provided to Cisco. Cisco may use the Feedback for business and commercial purposes as Cisco deems appropriate in its sole discretion. Authorized Channel acknowledges, agrees and represents to Cisco that it has obtained a similar consent from each applicable End User that such End User shall not retain any intellectual property or ownership rights to the Feedback as well.

•	Authorized Channel and End User references must be provided at the conclusion of the Market Trial.
FEES
During the Term, Cisco waives support fees in consideration for Authorized Partner’s participation in this Market Trial and providing Feedback to Cisco.
TERM AND TERMINATION
Authorized Channel acknowledges and agrees that Cisco may, in its discretion at any time, discontinue the Market Trial and/or terminate Authorized Channel’s access to Services.
This Services hereunder shall commence on the Effective Date, or a date as otherwise agreed between the parties and continue for a period of twelve weeks (“Term”). Upon termination, neither party shall have any further obligations to the other party under this Exhibit except as set forth in this Term and Termination section.
For continuation of support services upon conclusion of the Term or termination, the parties shall execute a new agreement as required by Cisco that may incorporate any additional program requirements. In the event this Exhibit terminates prior to the Term and the End User elects to continue to receive support, Cisco may elect to provide an alternate service until general availability of a Cisco Collaborative Security Remote Management Service offering or Authorized Channel may sell Cisco services through its standard resale process. Nothing in this Exhibit shall oblige either party to enter into any new Exhibit or further amendment to this Exhibit.
LICENSE
Subject to the terms and conditions herein, Cisco grants to Authorized Channel a limited, revocable, non-exclusive, non-transferable right to market and resell the Service directly to each End User under this Market Trial. Under no circumstance shall Authorized Channel make the Service available to any other End User that is not participating in this Market Trial. Further, Authorized Channel shall not use any security intelligence reporting, information alerts or other communication whatsoever supported by Cisco and apply it towards another End User.
CONFIDENTIAL INFORMATION.
Cisco will, at all times, keep in trust and confidence all such Confidential Information, and will use such Confidential Information only for Cisco’s business purposes, or otherwise as authorized by Authorized Channel. Cisco will not disclose such Confidential Information to third parties without Authorized Channel’s prior written consent. Notwithstanding the foregoing, Cisco may disclose Authorized Channel’s Confidential Information to its contractors, agents, representatives and affiliates who are under appropriate confidentiality obligations and who have a business need to access such information for Cisco’s business purposes.
The obligations of confidentiality shall not apply to information which (a) has entered the public domain except where such entry is the result of the receiving party’s breach of this Authorization; (b) prior to disclosure hereunder was already rightfully in the receiving party’s possession; (c) subsequent to disclosure hereunder is obtained by the receiving party on a non-confidential basis from a third party who has the right to disclose such information to the receiving party.
LIMITATION OF LIABILITY; DISCLAIMERS; WARRANTIES
ACCESS TO ALL REPORTS, DOCUMENTATION AND OTHER INFORMATION PROVIDED IN CONNECTION WITH THE CS-MARS ARE PROVIDED TO AUTHORIZED CHANNEL ON AN “AS IS” BASIS. THE INFORMATION COLLECTED AND PROVIDED IN CONNECTION WITH THE CS-MARS IS NOT REPRESENTED TO BE COMPLETE OR ACCURATE; AND CISCO
Cisco Collaborative Security Remote Management Service Market Trial

DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES (EXPRESS OR IMPLIED) RELATING TO THE CS-MARS AND ALL REPORTS, DOCUMENTATION AND OTHER INFORMATION GENERATED IN CONNECTION THEREWITH, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.
IN ADDITION, DUE TO THE CONTINUAL DEVELOPMENT OF NEW TECHNIQUES FOR INTRUDING UPON AND ATTACKING NETWORKS, CISCO DOES NOT WARRANT THAT THE CS-MARS OR ANY EQUIPMENT, SYSTEM OR NETWORK ON WHICH THE CS-MARS IS USED WILL BE FREE OF VULNERABILITY TO INTRUSION OR ATTACK.
AUTHORIZED CHANNEL EXPRESSLY ACKNOWLEDGES AND AGREES THAT IT IS SOLELY RESPONSIBLE FOR THE DETERMINATION AND IMPLEMENTATION OF ITS NETWORK, DESIGN, BUSINESS, OR OTHER REQUIREMENTS. CISCO SHALL NOT BE RESPONSIBLE FOR THE FAILURE OF SERVICE HEREUNDER AND/OR RELATED SOFTWARE TO MEET NETWORK, DESIGN, BUSINESS, OR OTHER REQUIREMENTS.
IN NO EVENT SHALL CISCO’S TOTAL LIABILITY TO AUTHORIZED CHANNEL IN CONNECTION WITH, ARISING OUT OF OR RELATING TO ACCESS OR USE OF THE CS-MARS OR END USER NETWORK CONNECTIVITY TO CISCO, AND ANY REPORTS OR OTHER INFORMATION GENERATED IN CONNECTION THEREWITH, EXCEED FIVE HUNDRED DOLLARS (US$500.00).
CISCO SHALL NOT BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH, ARISING OUT OF OR RELATING TO THE USE OF THE CS-MARS AND ALL REPORTS, END USER NETWORK CONNECTIVITY TO CISCO, DOCUMENTATION AND OTHER INFORMATION GENERATED IN CONNECTION THEREWITH, OR FOR THE LOSS OF DATA, INFORMATION OF ANY KIND, BUSINESS, PROFITS, OR OTHER COMMERCIAL LOSS, HOWEVER CAUSED, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT CISCO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. Some states do not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may not apply to you.
GENERAL
Force Majeure. Cisco shall not be liable for any delay or failure in performance whatsoever resulting from acts beyond its reasonable control. Such acts shall include, but not be limited to delays attributed to delays of common carriers, acts of God, earthquakes, labor disputes, shortages of supplies, actions of governmental entities, riots, war, acts or threatened acts of terrorism, fire, epidemics and similar occurrences.
Third Party Services. Cisco reserves the right to subcontract the provision of all or part of the Services to a third party.
Disclosure of Contract Information. Except as otherwise required per the Agreement, Authorized Channel acknowledges and agrees that in no event shall any of the information contained in this Exhibit or Authorized Channel’s service contract number(s) or Cisco.com access information be disclosed to any third party. Such information shall be considered Confidential Information under the Agreement.
Service Marks. Authorized Channel will not use Cisco’s service marks in any manner except as set out in this Exhibit or as mutually agreed upon in writing.
Survival. The following sections shall survive the expiration or earlier termination of this Exhibit: Sections (Term and Termination), (License), (Confidentiality Information), (Limitation of Liability; Disclaimers; Warranties) and (General).
-Appendix A Follows-
Cisco Collaborative Security Remote Management Service Market Trial

Appendix A
Definitions
The following definitions shall apply to this Exhibit:
Authorized Channel means the party, contracting with Cisco under an Indirect Channel Partner Agreement or a System Integrator Agreement, that is participating in this Market Trial.
CS-MARS appliance means the hardware appliance, either owned by End User or provided in a Managed Service environment, which correlates End User Network Information to identify security incidents related to Cisco and non-Cisco products.
End User means the third party, who has contracted with the Authorized Channel for these Services.
End User Network Information means the information about End User’s Network that is collected, stored and analyzed in connection with the Service would be related to End User Network configuration (including IP addresses) for a particular environment but does not typically include passwords, end user names or any other confidential, proprietary, personal or sensitive information of a End User.
End User Obligations means the obligations that End Users must comply with when participating in the Market Trial.
Feedback means comments from Authorized Channel or End User provided to Cisco regarding this new type of service, including the requirements for resale and the processes used.
Market Trial Platform means the secure, Cisco hosted Web-based portal that Authorized Channel shall use to enter End User information and view the reporting made available by Cisco from End User Network Information compiled via CS-MARS appliance.
Service(s) means the suite of the services provided under this Exhibit.
Term means the term of this Exhibit.
Territory is any country(ies) in which Reseller has been granted Cisco resale certifications, or in the absence of any such certifications, the country in which Reseller’s principle place of business is located.
-Appendix B Follows-
Cisco Collaborative Security Remote Management Service Market Trial

Appendix B
End User’s Consent and Obligations
(1)	End User authorizes the Authorized Channel to install, if applicable, and configure for use the CS-MARS appliance on End User’s Network for the performance of Service under the Market Trial.
(2)	End User is aware that CS-MARS appliance may be disabled at any time by End User and understands that performance of Service will be suspended until such time as the CS-MARS appliance is reconnected.
(3)	End User acknowledges and agrees that Security incident alert information, as generated by the CS-MARS appliance installed at their site, will be transmitted, via industry standard encryption (over VPN), to Cisco.
(4)	Cisco shall treat the End User Network Information received by Cisco confidentially per the terms of the confidential information provisions between Cisco and Authorized Channel.
(5)	Authorized Channel may, at its election, proactively purge End User’s Information as agreed between Authorized Channel and End User.
-Appendix C Follows-
Cisco Collaborative Security Remote Management Service Market Trial

Appendix C
Service Description: Cisco Collaborative Security Remote Management Service for Market Trial
The main service elements are described below
Cisco Collaborative Security Remote Management Service Market Trial Platform (Market Trial Platform)
•	Cisco will provide Authorized Channel’s designated personnel access to the Market Trial Platform.

•	The Market Trial Platform will allow for support of up to three End Users.

•	The Market Trial Platform will allow Authorized Channel designated personnel to view End User information during the course of the Market Trial.

•	Authorized Channel designated personnel shall enter required End User information into Market Trial Platform in order to successfully turn-up the service.

•	After installation, Reseller shall ensure that CS-MARS appliance remains in End User’s Network until such time as Service is terminated.

•	Before Authorized Channel installs and/or configures the CS-MARS appliance, as applicable, on an End User network, Authorized Channel shall refer End User to the End User Obligations shown in Appendix B to this Exhibit and obtain End User’s written consent to the level of information obtained by Cisco via the CS-MARS appliance.

•	By installing and/or configuring the CS-MARS appliance, the Authorized Channel acknowledges, agrees and represents to Cisco that it has obtained consent from each applicable End User. In the event that Cisco receives notice from any End User that the Authorized Channel has not obtained End User’s consent, Cisco will have the right to immediately suspend or terminate Access and/or Market Trial in its sole discretion.

•	Authorized Channel has received authorization from End User to run the CS-MARS appliance in order to collect, use and analyze End User Network Information, and to generate reports.
Security Incident Monitoring
•	Cisco will provide to Authorized Channel’s designated personnel guidelines for setting up CS-MARS appliance for use with this Service.

•	Cisco will integrate security incidents that have been sent to the Market Trial Platform from CS-MARS appliances located at End User locations into a per Authorized Channel view that shows incidents either by Authorized Channel or by End User.

•	Cisco will provide email notifications to Authorized Channel’s designated personnel of security incidents that have been sent to the Market Trial Platform from CS-MARS appliances located at End User locations.

•	Cisco will provide email notifications to Authorized Channel’s designated personnel of any break in connectivity between the Market Trial Platform and CS-MARS appliances located at End User locations.

•	Via the Market Trial Platform, Authorized Channel’s designated personnel will be able to access historical records of security incidents received.

•	Authorized Channel shall assist Cisco in setting up connectivity between the Market Trial Platform and CS-MARS appliances located at End User locations.

•	Authorized Channel shall install and configure CS-MARS appliance product at End User location (if not already in place) and apply CS-MARS appliance required configuration for this service as per Cisco guidelines.

•	Authorized Channel will notify End User of security incidents as per the terms of the service agreement between Authorized Channel and End User.
Emerging Security Threat Monitoring
Cisco Collaborative Security Remote Management Service Market Trial

•	Cisco will provide email notifications to Authorized Channel’s designated personnel of emerging security threats and vulnerabilities generated by the Cisco’s Intellishield team that match the End User product information provided by Authorized Channel.

•	Via the Market Trial Platform, Authorized Channel’s designated personnel will be able to search the Cisco database of threats and vulnerabilities for historical information that matches the End User product information provided by Authorized Channel.

•	Authorized Channel designated personnel shall provide, during the service turn-up phase of the trial, the following End User product information that will be used to filter emerging security threats and vulnerabilities during the market trial:
o	Product Vendor

o	Product ID

o	Software Version

o	Patch ID
•	Authorized Channel designated personnel will notify End User of emerging threats and vulnerabilities as per the terms of the service agreement between Authorized Channel and End User.
Remediation Procedures
•	Via the Market Trial Platform, Authorized Channel’s designated personnel will be able to search the Cisco security remediation database for information to assist with the resolution of security incidents.

•	Via the Market Trial Platform, Authorized Channel’s designated personnel will be able to access the full reports for all emerging threats and vulnerabilities that match the End User product information provided by Authorized Channel.

•	Authorized Channel designated personnel shall provide remediation assistance to End User for both security incidents and emerging threats and vulnerabilities as per service agreement between Authorized Channel and End User.
Security Incident Escalation Support
•	Cisco will provide escalation support contact details (toll free number) for Authorized Channel designated personnel to use in the event assistance is required, beyond the provided remediation procedures, to resolve security incidents identified by the CS-MARS appliance at the End User’s location.

•	Authorized Channel designated personnel will ensure escalations to Cisco are placed by Authorized Channel designated personnel and not End User personnel.

•	Authorized Channel will use relevant remediation procedures to attempt security incident resolution prior to escalation to Cisco.

•	Cisco will provide assistance with remediation activities on Cisco devices only.
Service Support
•	Cisco will provide contact details to Authorized Channel designated personnel for questions and issues regarding Market Trial Platform and Remediation Procedures.
Cisco Collaborative Security Remote Management Service Market Trial

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